SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K

                       ________________________________


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 26, 1997

                       ________________________________



                           THE QUIZNO'S CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


COLORADO                                000-23174                   84-1169286
(STATE  OF  INCORPORATION)      (COMMISSION  FILE  NO.)       (I.R.S. EMPLOYER
                                                           IDENTIFICATION  NO.)

                           DENVER PLACE, PLAZA TOWER
                         1099 18TH STREET, SUITE 2850
                            DENVER, COLORADO  80202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                (303) 291-0999
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




ITEM  5.        Other  event

Press  release  regarding  new  Area  Director  Agreements.



                                      Reg. S-K
Exhibit No.        Description         Item No.
-----------  -----------------------  --------

  *99.1      Press release                  99




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE  QUIZNO'S  CORPORATION


Date:    June  26,  1997                           By:  /s/ Richard E. Schaden
                                                      ------------------------
                                     Richard E. Schaden, President and Chief
                                                   Executive  Officer


                                 EXHIBIT INDEX



Exhibit No.        Description        Page
-----------  -----------------------  ----

 *99.1       Press release               1